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                              Rembrandt Funds/(R)/

                      Supplement dated April 21, 1997 to
                        Prospectus dated April 30, 1996


This Supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with such Prospectus.



Effective March, 1997, the co-portfolio managers for the Small Cap Fund are John
F. Bonetti and Marc G. Borghans; the co-portfolio managers for the Tax-Exempt Fixed Income Fund are Charles H. Self, III, and Phillip P. Mierzwa; the portfolio manager for the fixed income portion of the Balanced Fund is Gregory
D. Boal. The sixth, seventh and eighth paragraphs on page 36 of the prospectus should be replaced with the following:

                  "John F. Bonetti, Vice President of the Advisor, has served as portfolio manager for the Small Cap Fund since February, 1995 and co-portfolio manager for the Small Cap Fund since March, 1997. Mr. Bonetti has been associated with the Advisor and its predecessor since 1989.

                  "Marc G. Borghans, Vice President of the Advisor, has served as co-manager of the Small Cap Fund since March, 1997. Mr. Borghans has been associated with the Advisor or its affiliates since 1988.

                  "Mark W. Karstrom, Vice President of the Advisor, has served as portfolio manager for the Intermediate Government Fixed Income Fund and the Limited Volatility Fixed Income Fund since September, 1996. Mr. Karstrom joined the Advisor in August 1996. He served as a Vice President, Portfolio Manager with Norwest Investment Management and Trust and a predecessor firm from May, 1985 to July, 1996.

                  "Charles H. Self, III, Senior Vice President of the Advisor, has served as portfolio manager for the Fixed Income Fund since October, 1995 and the Tax-Exempt Fixed Income Fund since September, 1996 and co-manager of the Tax-Exempt Fixed Income Fund since April, 1997. Mr. Self joined the Advisor in October, 1995. He served as a Vice President with CSI Asset Management from December, 1988 to July, 1995.

                  "Phillip P. Mierzwa, Assistant Vice President of the Advisor, has served as co- manager of the Tax-Exempt Fixed Income Fund since April, 1997. He has been associated with the Advisor or its affiliates since February, 1990.

                  "Gregory D. Boal, Vice President of the Advisor, has served as portfolio manager of the fixed income portion of the Balanced Fund since April, 1997. Mr. Boal joined the Advisor in March, 1997. He served as Manager, Fixed Income Division, First Citizens Bank from November, 1989 to March, 1997."
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Effective March, 1997, the portfolio manager for the International Equity Fund is Wypke Postma; the portfolio manager for the TransEurope Fund is Felix Lanters. The second and fourth paragraphs under the heading The Sub-Advisor on page 37 of the prospectus should be replaced with the following:

                  "Wypke Postma, fund manager with the Sub-Advisor, has served as portfolio manager for the International Equity Fund since March, 1997. Mr. Postma has been associated with the Sub-Advisor and/or its affiliates since 1984.

                  "Felix Lanters, portfolio manager for the TransEurope Fund, has been associated with the Sub-Advisor and/or its parent since 1987."

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE